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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report included in this registration statement and to the incorporation by reference in this registration statement of our report dated March 2, 2001 included in Brand Services, Inc.'s Form 10-K/A for the year ended December 31, 2000, and to all references to our Firm in this registration statement.


/s/ ARTHUR ANDERSEN LLP
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ARTHUR ANDERSEN LLP


August 15, 2001